LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED JANUARY 18, 2017

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED NOVEMBER 23, 2016, OF

WESTERN ASSET ULTRA SHORT OBLIGATIONS FUND

The following text is added to the fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

As of January 18, 2017, the fund is only open for purchases by and incoming exchanges from existing fund shareholders.

Investors who hold shares of other funds sold by the fund’s distributor are not permitted to open new accounts in the fund, nor are they permitted to acquire shares of the fund by exchange.

Please retain this supplement for future reference.

Pub. No. WASX332034